                                                                   EXHIBIT 10.12

                 Certain information in this Exhibit has been
                    omitted and filed separately with the
                      Securities and Exchange Commission
                 pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.12

                      METAWAVE COMMUNICATIONS CORPORATION
                          PRODUCT PURCHASE AGREEMENT


THIS PRODUCT PURCHASE AGREEMENT (this "Agreement") is made as of this 5th day of March, 1998 (the "Effective Date") between Metawave Communications Corporation, a Delaware corporation ("Seller"), and OJSC St. Petersburg Telecom with offices at Nevsky Prospect 54 - 10, St. Petersburg 191011 Russia, a Russian corporation ("Customer"), a subsidiary of Millicom International Cellular S.A., a Luxembourg corporation ("Millicom").

The parties, in consideration of the mutual covenants, agreements and promises of the other set forth in this Agreement and intending to be legally bound, agree as follows:

1.   AGREEMENT TO PURCHASE

Seller agrees to sell to Customer, and Customer agrees to purchase, the Products identified in Section 4 of Exhibit A to this Agreement in accordance with the specifications and the terms and conditions hereof at the price (net of VAT) set forth in Section 4 of Exhibit A ("Purchase Commitment"). Notwithstanding any other provision of this Agreement or any other contract between the parties to the contrary, the provisions of this Agreement shall apply to the Purchase Commitment during the term of this Agreement unless the parties expressly agree by written modification to this Agreement that the provisions of this Agreement shall not apply. Any additional or different terms in any acknowledgment, invoice, Change Order, or other communication from one party to the other shall be deemed objected to without need of further notice of objection and shall be of no effect and not in any circumstance binding upon either party unless expressly accepted by both parties in writing.

2.   DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

"Acceptance Date" shall mean the date, following the installation of the Products at the Sites in Russia, that the Certification of Conditional Acceptance of the Products occurs.

"Acceptance Test Procedure" or "ATP" shall mean the testing procedures and protocols set forth in Exhibit F.

"Affiliate" shall mean any partnership, corporation or other entity (i) in which Customer, directly or indirectly, owns a controlling interest or (ii) which owns a controlling interest in Customer.

"Certificate of Conditional Acceptance" shall mean [***] Acceptance Test Procedure as set forth in Exhibit F.

"Certification of Final Acceptance" shall mean, Customer's certification of the resolution of all Punchlist items, which shall not be unreasonably withheld.


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"Change Order" shall mean any subsequent change to the Purchase Commitment initiated by either Seller or Customer, including but not limited to, changes in Site configuration, pricing and delivery date, which is mutually agreed to by both parties.

"Conditional Acceptance" shall mean [***] Products at the [***] Certification of Conditional Acceptance [***] as set forth in Exhibit F.

"Equipment Authorizations" shall mean all telecommunication equipment certifications required for the installation and operation of the Products in Russia by the Russian Ministry of Posts and Telecommunications, the City of Saint Petersburg and other authorities (including any temporary waivers needed to operate the Products prior to the receipt of such certifications).

"Final Acceptance" shall [***] Conditional Acceptance, [***] Punchlist [***].

"Products" shall mean the products listed in Exhibit A hereto or any additional products set forth in any amendments to Exhibit A as may be subsequently agreed to from time to time by Seller and Customer.

"Punchlist" shall mean the list provided by Customer to Seller upon Conditional Acceptance of a Product which sets forth those mutually agreed items relating to a Product, if any, to be resolved by Seller using best efforts within ten (10) working days of such Conditional Acceptance of a Product.

"Site" shall mean each of the Customer cell site locations at which a Product is installed.

"Software" shall mean the object-code computer programs, including firmware object code, licensed by Seller for use solely with the Products which enables the Products to perform its functions and processes.

"Software License" shall mean the software license for the software to be delivered to Customer for use with the Products as set forth in Exhibit C.

"Specifications" shall mean the specifications for the Products set forth in Exhibit B and incorporated herein.

3.   SHIPPING AND PURCHASE COMMITMENT

     a. The Products identified in the Purchase Commitment shall be shipped on or before [***] or on a later date mutually agreed upon by the parties in a Change Order which shall not be later than [***]. At its sole option, Seller may decline to fulfill the Purchase Commitment if Seller determines that (i) the costs associated with the sale of the Products for the Sites are prohibitive or the conditions at such Sites are unacceptable; (ii) the sale and delivery of the


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

          Products would contravene Section 17(h) of this Agreement; or (iii) Seller's personnel may be exposed to unsafe conditions.

     b. The Product configurations set forth in Exhibit A hereto are subject to change following the completion of a Site walk by Seller. A change to such configurations may result in a change in the Purchase Commitment or in the delivery date. Any such change shall be agreed to in a written Change Order executed by both parties.

     c. Promptly following execution of this Agreement, Customer shall give Seller, for planning purposes, a non-binding forecast of its estimated requirements for the Products for the forthcoming [***] and such forecast shall be updated on a quarterly basis.

     d. Customer may, by written notice, no less than 30 days prior to Seller's shipment of a Product, make a change to a Site destination provided the new Site destination is in Russia. Customer shall provide the address of the new Site destination to Seller in a written Change Order.

     e. Customer may, by written notice no less than 45 days prior to delivery date agreed upon by the parties pursuant to Section 3(a) hereof, delay the delivery schedule, provided that such delay does not extend beyond June 30th 1998.

     f. Customer may, by written notice no later than 30 days prior to Seller's shipment of a Product, cancel delivery of a Product.

     g. In the case of non-delivery of the Products to the Delivery Destination by June 30, 1998, Seller shall return to Customer all funds received from Customer as prepayment for such Products within not more than one hundred and eighty (180) calendar days from the date when the prepayment was made.

     h. Seller shall pay to Customer (or credit against amounts owed to Seller by Customer) a charge, for every [***] of delay in the Acceptance Date, equal to the rate of [***] of the Purchase Commitment (or that portion thereof) which has been delayed, provided, however, that such charge shall not apply to any delay caused by an act set forth in
          Section 15 hereof or for failure of Customer to perform the obligations set forth in Section 7 hereof or the conditions and obligations of the sale are not met as set forth in Exhibit A or Exhibit G. Such charges shall not exceed [***] of the Purchase Commitment.

4.   SHIPPING; TITLE; RISK OF LOSS

     a. Subject to Section 3(a) hereof and this Section 4, Seller shall ship all Products CIP (INCOTERMS 1990) to the delivery destination specified in subsection (f) hereof (the "Delivery Destination") and render invoices in accordance with Section 6 (Invoices and Payments).


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

     b. Products shall be packed by Seller, at no additional charge to Customer, in containers adequate to prevent damage during normal international shipping, handling and storage. Seller shall adequately insure Products during shipment from Seller's facility to Delivery Destination.

     c. In connection with the delivery of the Products to the Delivery Destination, Seller shall arrange (for the account of Customer) the following items: freight, insurance transportation documentation and export licenses, if any. Customer shall reimburse Seller at cost for such items, including all shipping costs, insurance costs, customs clearance charges, duties, levies and any other charges that may be incurred by Seller in connection with the sale of the Products and their delivery to the Delivery Destination. Seller shall separately invoice Customer for such charges in accordance with Section 6 hereof. Customer shall directly pay for all freight, customs clearance charges, duties, levies, storage fees and any other charges that may be incurred at and from the Delivery Destination to the Site.

     d. Unless otherwise specified herein, risk of loss or damage to any Product supplied hereunder shall pass to Customer upon delivery of the Product to the Delivery Destination.

     e. Title to the Products supplied hereunder shall pass to Customer upon delivery to a carrier at Metawave's factory in Redmond WA, USA (except title to Software shall remain with Seller pursuant to the terms of the Software License attached as Exhibit C hereto).

     f.   "Delivery Destination" of the Products in Russia:
          Pulkova Customs
          Pulkovskaya Tamozhnya
          SVA Avia Terminal Service
          LIC 057/10
          Pilotov St. 9
          Office 20,
          St. Petersburg, Russia 196210

5.   WARRANTY

     a. Seller warrants that for a period of [***] from the date of Certification of Final Acceptance for each Product (the "Warranty Period"), (i) all Products furnished hereunder will conform in all material respects with the requirements of this Agreement and the Specifications, (ii) all Products are free from defects in materials, workmanship and title, (iii) the media on which the Software is contained will be free from defects in material and workmanship under normal use and (iv) the Software will substantially conform to the documentation provided by Seller. The warranties in this Agreement are given in lieu of all other warranties express or implied which are specifically excluded, including, without limitation, implied warranties of merchantibility and fitness for


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

          a particular purpose. Such warranty may be extended by increments of ninety (90) days at the mutual agreement of both parties.

     b. If Customer believes that there is a breach of any warranty set forth herein, Customer shall follow the procedures set forth in Exhibit E hereto (Product Maintenance). The actions taken by Seller under the Product Maintenance Program procedures set forth in Exhibit E shall be the full extent of Seller's liability and Customer's exclusive remedy hereunder.

     c. This warranty does not apply to any claim which arises out of any one of the following: (i) the Product is used in other than its normal and customary manner; (ii) the Product has been subject to misuse, accident, neglect or damage; (iii) the Product has been installed, optimized or moved from its original installation site by any person other than Seller or a person who has been certified by Seller through completion of a Seller-sponsored training course to provide such services; (iv) unauthorized alterations or repairs have been made to the Product, or unapproved parts have been used in or with the Product; (v) the Product is not maintained pursuant to Seller maintenance programs or under the supervision of a person who has been certified by Seller through completion of a Seller-sponsored training course to provide such maintenance service; (vi) an event of Force Majeure has occurred; (vii) the failure of third party antennas, lines or interconnection facilities at the Site; and (viii) damage which occurs during shipment of equipment from Customer to Seller. The above limitations include, without limitation, the modification, removal or obliteration of the bar code, serial number or other identifying mark of the equipment through the action or inaction of the Customer.

     d. If the returned equipment falls outside of the warranty set forth above, Seller may elect to return the equipment unrepaired, repair the equipment at the then current flat rate repair charge or repair the equipment on a time and materials basis.

6.   INVOICES AND PAYMENT

     a. Seller [***] to Customer for [***] of the Purchase Commitment, as set forth in Exhibit A, [***] prior to the [***]. Seller [***] such Product [***] from Customer by [***].

     b. [***] Conditional Acceptance, Seller [***] for the [***] of the Purchase Commitment set forth in Exhibit A. The foregoing notwithstanding, all payments must occur on or before June 30, 1998.

     c. All invoices sent by Seller to Customer shall be computed on the basis of the prices (which are net of VAT) set forth in Exhibit A and Exhibit E and any Change Orders or amendments and shall identify and show separately quantities



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          of Products, total amounts for each item, shipping charges, other charges, applicable sales or use taxes and total amount due. For invoices rendered pursuant to subsection (b) hereof, Section 4(c) and Exhibit E (Product Maintenance Program), Customer shall promptly pay Seller by wire transfer (to Seller's bank account designated in subsection (g) hereof) in U.S. Dollars the amount due within forty-five (45) days of the date of the invoice. Customer shall pay a late fee at the rate of one and one-half percent (1.5%) of the amount due for each month or portion thereof that the amount is late.

     d. Customer shall be responsible for the payment of all sales, use, VAT and any other taxes applicable to the Purchase Commitment outside the United States provided by the Seller pursuant to this Agreement. When Seller is required by law to collect such taxes, 100% thereof will be added to invoices as separately stated charges and paid by Customer in accordance with this Section 6.

     e. If Customer disputes any invoices rendered or amount paid, Customer will so notify Seller, and the parties will use their reasonable efforts to resolve such dispute expeditiously. Provided that Customer so notifies Seller of a disputed invoice and there is a good faith basis for such dispute, the time for paying the portion of the invoice in dispute shall be extended by a period of time equal to the time between Seller's receipt of such notice from Customer and the resolution of such dispute.

     f. If financing to fund Customer's purchase of Products pursuant to this Agreement has been arranged, Customer may utilize such financing in making payments in accordance with the terms of this Agreement and as required under this subsection. The parties agree that the foregoing does not constitute an offer by Seller to make available such financing, or to arrange such financing for Customer and any such financing is subject to agreement of the parties and the negotiation and execution of separate documentation.


     g. Except as otherwise specified in this Agreement, all payments from one party to the other shall be made by wire transfer into the following accounts:

          TO SELLER:

          Metawave Communications Corporation
          [***]


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          TO CUSTOMER:

          St. Petersburg Telecom
          [***]

          The bank account designated above may be changed by written notice given by such party to the other pursuant to Section 13 (Notices).

7.   OBLIGATIONS OF THE PARTIES

In addition to performing the other obligations set forth in this Agreement:

     a. Customer shall procure from appropriate regulatory authorities and other persons all necessary permits and station licenses as may be required to install and operate the cellular network system incorporating the Products; and

     b. Customer shall assist Seller in obtaining any required type acceptances, permits and licenses (including all Equipment Authorizations) which shall include providing to Seller the assistance of Customer's employees or agents in Russia for such purpose.

8.   INFRINGEMENT INDEMNITY

     a. Seller shall defend Customer against (or, at its option, settle) a claim that the Products supplied hereunder infringe a United States patent or copyright provided that (i) Customer promptly notifies Seller in writing of the claim, (ii) Customer gives Seller full opportunity and authority to assume sole control of the defense and all related settlement negotiations, and (iii) Customer gives Seller information and assistance for the defense (Customer will be reimbursed for reasonable costs and expenses incurred in rendering such assistance, against receipt of invoices therefor). Subject to the conditions and limitations of liability stated in this Agreement, Seller shall indemnify and hold harmless Customer from all payments, which by final judgments in such suits, may be assessed against Customer on account of such alleged infringement and shall pay resulting settlements, costs and damages finally awarded against Customer by a court of law.

     b. Customer agrees that if the Products become, or in Seller's opinion are likely to become, the subject of such a claim, Customer will permit Seller, at its option and expense, either to procure the right for Customer to continue using such Products


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          or to replace or modify same so that they become non-infringing, and, if neither of the foregoing alternatives is available on terms which are acceptable to Seller, Customer shall at the written request of Seller, return the infringing or potentially infringing Products. Customer shall receive a refund of the prorated undepreciated portion of the price actually paid by Customer to Seller for the returned portion of the Products. The price shall be depreciated over a seven
          (7) year period.

     c. Seller shall have no obligation to Customer with respect to any claim of patent or copyright infringement which is based upon or related to
          (i) adherence to customized specifications, designs or instructions furnished by Customer, (ii) the interconnection or interface of any Products supplied hereunder with base station products or software not approved by Seller (such products approved by Seller are set forth in Exhibit B, Section 2.2.7.), (iii) the alteration of the Products or modification of any Software made by any party other than Seller, or
          (iv) the Customer's use of a superseded or altered release of some or all of the Software if infringement would have been avoided by the use of a subsequently altered release of the Software that is provided to Customer.

9.   INDEPENDENT CONTRACTOR

Seller hereby declares and agrees that Seller is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of Customer.

10.  INDEMNIFICATION

Seller shall indemnify Customer, its employees and directors, and each of them, against any loss, cost, damage, claim, expense or liability, including but not limited to liability as a result of injury to or death of any person or damage to or loss or destruction of any property arising out of, as a result of, or in connection with the performance of this Agreement and directly caused, in whole or in part, by the acts or omissions, negligent or otherwise, of Seller or a contractor or an agent of Seller or an employee of anyone of them, except where such loss, cost, damage, claim, expense or liability arises from the sole negligence or willful misconduct of Customer or its employees. Seller shall, at its own expense, defend any suit asserting a claim for any loss, damage or liability specified above, and Seller shall pay any costs and attorneys' fees that may be incurred by Customer in connection with any such claim or suit or in enforcing the indemnity granted above, provided that Seller (i) is given prompt notice of any such claim or suit and (ii) full opportunity to assume control of the defense or settlement. Seller shall not be liable to Customer for indirect or consequential damages, including but not limited to lost profits.

11.  TERM AND TERMINATION

The term of this Agreement shall be the earlier of (i) performance of all obligations by the parties under this Agreement or (ii) 180 days following Seller's shipment of the Purchase Commitment. If either party is in material default of any of its obligations under this Agreement


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and such default continues for thirty (30) days after written notice thereof by the party not in default, the nondefaulting party may cancel this Agreement. In addition, a party may cancel this Agreement if a petition in bankruptcy or under any insolvency law is filed by or against the other party and is not dismissed within sixty (60) days of the commencement thereof. Any agreements between the parties pursuant to the terms and conditions of Exhibit E hereto (Product Maintenance Program) and the rights and obligations of the parties under Sections 5, 6, 7, 8, 10, 12, 13, 15, 16, and 17 shall survive the termination of this Agreement.

12.  ASSIGNMENT

     a. Any assignment by either party of this Agreement or any other interest hereunder without the other party's prior written consent, shall be void, except assignment to an Affiliate.

     b. The Software license granted to Customer in the form of Exhibit C (Software License), may not be sublicensed, assigned or otherwise transferred by Customer without the prior consent of Seller, except to an Affiliate.

     c. Subject to the provisions of paragraphs a and b above, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of the parties hereto.


13.  NOTICES

Except as otherwise specified in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person or sent by a reputable overnight courier service providing proof of delivery, or by confirmed facsimile transmission and addressed as follows:

TO SELLER:                                 TO CUSTOMER:

Metawave Communications Corporation        OJSC St. Petersburg Telecom
8700 148th Avenue NE                       12 Kantemirovskaya St.
Redmond WA 98052                           St. Petersburg, 197042, Russia
Attn.: VP, Sales                           Attn.: Technical Director
Copy to: General Counsel                   Copy to:
Fax: 425 702 5976                          Fax: 7-812-119-5802

The address to which notices or communications may be given to either party may be changed by written notice given by such party to the other pursuant to this
Section 13 (Notices).

14.  COMPLIANCE WITH LAWS

Subject to Sections 3(a)(ii) and 7(b), Seller shall comply with all applicable laws, regulations and codes, including the procurement of required type acceptance, permits and licenses for the Products, [***].


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15.  FORCE MAJEURE

Except for obligations of confidentiality agreed to by the parties, neither party shall be liable for delays in delivery or performance or for failure to manufacture, deliver or perform resulting from acts beyond the reasonable control of the party responsible for performance. Such acts shall include, but not be limited to(a) acts of God, acts of a public enemy, acts or failures to act by the other party, acts of civil or military authority, governmental priorities, strikes or other labor disturbances, natural disaster, embargoes, war, riots, and loss or damage to goods in transit; (b) inability to obtain necessary products, components, services or facilities on account of causes beyond the reasonable control of the delayed party or its suppliers or (c) a delay in obtaining or the failure to obtain the necessary customs clearances, Equipment Authorizations, licenses, permits, governmental approvals and any other documentation required for the delivery, installation and operation of the Products at the Sites (including visas and work permits for Seller personnel) except that Customer shall not be liable for delays in the payment of, or failure to pay, moneys due to Seller for Products only as a result of an act set forth in subsection (a). In the event of any such delay, the date(s) of delivery or performance shall be extended for as many days are reasonably required due to the delay.

16.  Governing Law; dispute resolution

     a. This Agreement and the Purchase Commitment shall be construed in accordance with the internal laws of the State of New York, without regard to its choice of law provisions.

     b. Any and all disputes arising between the parties shall be resolved in the following order: (i) by good faith negotiation between representatives of Customer and Seller who have authority to fully and finally resolve the dispute to commence within ten (10) days of the request of either party; (ii) in the event that the parties have not succeeded in negotiating a resolution of the dispute within ten (10) days after the first meeting, then the dispute will be resolved by nonbinding mediation in a mutually agreed location and to be conducted in English by a mutually agreed upon non-affiliated neutral party having experience with or knowledge in the wireless communications equipment industry to be chosen within twenty (20) days after written notice by either party demanding mediation(the costs therefor to be shared equally); and (iii) if within sixty (60) days of the initial demand for mediation by one of the parties, the dispute cannot be resolved by mediation, then the dispute shall be submitted by the parties to final and binding arbitration under the then current arbitration rules of the International Chamber of Commerce to be conducted in English by three (3) arbitrators having experience with or knowledge in the wireless telecommunications industry to be held in a mutually agreeable location (the costs therefor to be shared equally).

17.  GENERAL PROVISIONS

     a. All information, data and materials provided by either party under this Agreement or prior to the Effective Date of this Agreement shall be subject to the terms and conditions of the Non-Disclosure Agreement to be executed by the parties concurrently with this Agreement and attached hereto as Exhibit D. The parties shall not disclose the financial value of this Agreement to third parties unless the parties mutually agree to disclose such information or such disclosure is required by law.

     b. Seller and Customer may issue a joint press release concerning the execution of this Agreement. Such press release shall be subject to prior review and written approval by both parties, not to be unreasonably withheld.

     c. Waiver by either party of any obligation or default by the other party shall not be deemed a waiver by such party of any other obligation or default.

     d. Any rights of cancellation, termination or other remedies prescribed in this Agreement are cumulative and are not intended to be exclusive of any other remedies to which the injured party may be entitled at law or equity (including but not limited to the remedies of specific performance and cover) in case of any breach or threatened breach by the other party of any provision of this Agreement, unless such other remedies which are not prescribed in this Agreement are specifically limited or excluded by this Agreement. The use of one or more available remedies shall not bar the use of any other remedy for the purpose of enforcing the provisions of this Agreement; provided, however, that a party shall not be entitled to retain the benefit of inconsistent remedies.

     e. If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provisions, and the rights and obligations or Seller and Customer shall be construed and enforced accordingly.

     f. This Agreement, including all Exhibits attached thereto and the Non-Disclosure Agreement shall constitute the entire agreement between Customer and Seller with respect to the subject matter hereof and supersedes all prior discussions, agreements and representations, whether oral or written.

     g. No provision of this Agreement shall be deemed waived, amended or modified by any party hereto, unless such waiver, amendment or modification is in writing and signed by a duly authorized representative of each of the parties.

     h. Each party shall comply with all applicable U.S. and foreign export control laws and regulations and shall not export or re-export any technical data or Products except in compliance with the applicable export control laws and regulations of the U.S. and any foreign country.

     i In the event that this Agreement is translated into any other language, the English version hereof shall take precedence and govern.

     j. All costs incurred for translating this Agreement, including all Exhibits attached hereto and any other documents produced in connection with the execution and performance of this Agreement, into another language shall be borne by Customer.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.


METAWAVE COMMUNICATIONS CORPORATION               OJSC ST. PETERSBURG TELECOM

By: /s/ Richard Henderson                         By: /s/ Michael Koeho
    -------------------------                         --------------------------

Name: Richard Henderson                           Name: Michael Koeho
                                                       -------------------------

Title: Vice President of Sales and Marketing      Title: General Director
                                                       -------------------------


EXHIBITS ATTACHED:
A    Product Pricing
B    Performance Specifications
C    Software License
D    Nondisclosure Agreement
E    Product Maintenance Program
F    Acceptance Test Procedure
G    Responsibility Matrix
H    Project Schedule

                          EXHIBIT A: PRODUCT PRICING

                       TO THE PRODUCT PURCHASE AGREEMENT

                                    BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                      ST. PETERSBURG TELECOM ("CUSTOMER")



                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com



--------------------------------------------------------------------------------

This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.


                (C)1998, METAWAVE  COMMUNICATIONS  CORPORATION
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY            2/10/98

                                                                 Product Pricing
================================================================================

                                PRODUCT PRICING

For the purposes of uniformity, references to Agreement or to an Exhibit shall refer to the Product Purchase Agreement to which this document is Exhibit A and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto unless otherwise expressly defined herein.

1.   INTRODUCTION

This Exhibit A lists the Product pricing as of the Effective Date of the Agreement. All payments for the Products shall be in U.S. dollars and in accordance with the payment terms set forth in the Agreement.

SPOTLIGHT RECOMMENDED SPARES KIT

Part Number             DESCRIPTION           QTY.       PRICE           PRICE
                                                       (30W LPA)       (50W LPA)
------------------------------------------------------------------------------------------
250-0035-XX             Tx Driver            [***]        [***]           [***]
------------------------------------------------------------------------------------------
250-0042-XX             Voice LNA            [***]        [***]           [***]
------------------------------------------------------------------------------------------
250-0044-XX             LNA Alarm            [***]        [***]           [***]
------------------------------------------------------------------------------------------
250-0082-XX             LNA Power            [***]        [***]           [***]
------------------------------------------------------------------------------------------
250-0083-XX             External I/O card    [***]        [***]           [***]
------------------------------------------------------------------------------------------
270-0002-XX             RX SMU Assy.         [***]        [***]           [***]
------------------------------------------------------------------------------------------
270-0026-XX             TX SMU Assy.         [***]        [***]           [***]
------------------------------------------------------------------------------------------
275-0000-XX             30 Watt LPA module   [***]        [***]           [***]
------------------------------------------------------------------------------------------
                                            TOTALS:       [***]           [***]
------------------------------------------------------------------------------------------

Notes:

1. The SpotLight Recommended Spares Kit list is for SpotLight configurations supporting up to 90 channels.
2. Seller recommends to maintain an inventory of one Recommended Spares Kit for every SpotLight unit installed.
3.   SpotLight Recommended Spares Kits are not discountable.

2.   SOFTWARE LICENSING FEE

The software licensing fees for the most current version of LampLighter and embedded system software (available at the time of purchase of SpotLight) are included in the purchase price of each SpotLight unit purchased. The software licensing fees for subsequent upgrades of LampLighter and embedded system software will depend on the enhancements made to the software and the number and types of new features available with each new software release.

3.   MAINTENANCE FEES

     3.1  Software Maintenance Program (SMP) Fees

The SMP annual fee for LampLighter software and the SpotLight embedded system software is [***] per each RF analog channel support by SpotLight not to exceed [***] per "Host System" per year where a Host System is defined herein as that group of SpotLight units serving cellular RF infrastructure equipment connected to a common Mobile Switching Center.


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                 Product Pricing
================================================================================

     3.2  Hardware Maintenance Program (HMP) Fees

The HMP annual fee planning price is [***] per each RF analog channel supported by a SpotLight system not to exceed [***] of all SpotLight units covered under the HMP program.

Seller and Customer agree to negotiate in good faith the HMP fee prior to the end of the Warranty Period.

4.   PURCHASE COMMITMENT
PURCHASE COMMITMENT PRICING (USD)

            Product Description                UNIT PRICE      NO. OF     EXTENDED LIST
                                                               UNITS          PRICE
----------------------------------------------------------------------------------------
[***]                                             [***]        [***]               [***]
----------------------------------------------------------------------------------------
[***]                                             [***]        [***]               [***]
----------------------------------------------------------------------------------------
[***]                                             [***]        [***]               [***]
----------------------------------------------------------------------------------------
[***]                                             [***]        [***]               [***]
----------------------------------------------------------------------------------------
PURCHASE COMMITMENT PRICE                                                          [***]
----------------------------------------------------------------------------------------

5.   GENERAL CONDITIONS FOR THE PURCHASE COMMITMENT:

1.   All payments shall be in U.S. dollars.

2. Shipment and delivery of the Products set forth herein is dependent upon obtaining all necessary licenses, permits, governmental approvals and customs clearances for the Products. Seller shall not be held liable for any non-performance due to delays in obtaining any of the above documentation, approvals and clearances, provided that Seller has made a reasonable attempt to provide such documentation.

3. Customer shall provide assistance to Seller in obtaining all necessary licenses, permits, government approvals, customs clearances and any other required documentation required for the importation of and operation of the SpotLight systems.

4. Customer shall be responsible for payment of all shipping and delivery charges, all sales, use, VAT, and any other taxes and all customs and duties payments applicable to the sale of the Products set forth herein.

5. In the event that Seller is unable to export Seller's test equipment out of Russia, Customer agrees to purchase such equipment.

6. All prices set forth in the Agreement and any Exhibits to the Agreement are net of all taxes including but not limited to VAT.

7. Customer shall provide the vehicle, driver, cellular phones and air-time for all drive testing at no charge to Seller.

8. Performance of Seller's obligations under the Agreement is dependent upon obtaining all necessary licenses, permits, government approvals, customs clearances and visas for Seller's Products and or personnel. Seller shall not be held liable for any non-performance due to delays in obtaining any of the above documentation, approvals and clearances, provided that Seller has made a reasonable attempt to provide such documentation.


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

             SPOTLIGHT 2.0 FIELD REPLACEABLE UNIT (FRU) PRICE LIST
------------------------------------------------------------------------------------------
   PART NUMBER                PART DESCRIPTION                             PRICE
------------------------------------------------------------------------------------------
   [***]                                                                   [***]
------------------------------------------------------------------------------------------
   [***]                      [***]                                        [***]
------------------------------------------------------------------------------------------
   [***]                      [***]                                        [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                      [***]                                        [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                      [***]                                        [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                      [***]                                        [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                      [***]                                        [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                      [***]                                        [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                        [***]                                      [***]
------------------------------------------------------------------------------------------
   [***]                      [***]                                        [***]
------------------------------------------------------------------------------------------
   [***]                      [***]                                        [***]
------------------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRITARY        2/10/98


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                      Product Pricing
===================================================
   [***]               [***]             [***]
---------------------------------------------------
   [***]               [***]             [***]
---------------------------------------------------
   [***]               [***]             [***]
---------------------------------------------------
   [***]               [***]             [***]
---------------------------------------------------
   [***]               [***]             [***]
---------------------------------------------------
   [***]               [***]             [***]
----------------------------------------------------
   [***]               [***]             [***]
----------------------------------------------------
   [***]               [***]             [***]
----------------------------------------------------
   [***]               [***]             [***]
----------------------------------------------------
   [***]               [***]             [***]
----------------------------------------------------
   [***]               [***]             [***]
----------------------------------------------------
   [***]               [***]             [***]
----------------------------------------------------
   [***]               [***]             [***]
----------------------------------------------------
   [***]               [***]             [***]
----------------------------------------------------

                                     [***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     EXHIBIT B: PERFORMANCE SPECIFICATIONS

                           TO THE PURCHASE AGREEMENT

                   SPOTLIGHT MULTIBEAM ANTENNA PLATFORM 2.0
                               TRANSMIT/RECEIVE

              (for use with Motorola HDII Base Station Equipment)



                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com


--------------------------------------------------------------------------------

 This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes;
no other use or disclosure can be made by Customer without Metawave's consent.

--------------------------------------------------------------------------------

                                   01/13/98

SpotLight Multibeam Antenna Platform                  Performance Specifications
================================================================================

                               TABLE OF CONTENTS

[***]                                                                 [***]

[***]                                                                 [***]

   [***]                                                              [***]

   [***]                                                              [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]

   [***]                                                              [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]

   [***]                                                              [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]

   [***]                                                              [***]
     [***]                                                            [***]
     [***]                                                            [***]

   [***]                                                              [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]
     [***]                                                            [***]

[***]                                                                 [***]
     [***]                                                            [***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SpotLight Multibeam Antenna Platform                  Performance Specifications
================================================================================

                          PERFORMANCE SPECIFICATIONS

For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Products and Services Purchase Agreement to which this document is Exhibit B and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

1.   INTRODUCTION
   The purpose of this document is to describe and specify Metawave's SpotLight
   2.0 Multibeam Antenna Platform including:

   .      System operation
   .      Hardware and software elements of the SpotLight equipment
   . Interconnect between SpotLight equipment and the base station equipment

   While the specifications contained in this document are based on the most current information available, such information is based on cell site specific data and may not apply to all cell sites contained within a system. The specifications contained in this document may change from cell site to cell site. Metawave reserves the right to make changes to any design, specification, manufacturing techniques and/or product testing procedures.

  ACRONYMS AND TERMS DEFINITION
  -----------------------------

  C/I      Carrier to Interference Ratio

  FRU      Field Replaceable Unit

  LNA      Low Noise Amplifier

  LPA      Linear Power Amplifier

  RCU      Radio Channel Unit (P/O Motorola Cell Equipment)

  RF       Radio Frequency

  Rx       Receive

  SMAP     Spotlight Multibeam Antenna Platform

  SMU      Spectrum Management Unit

  Tx       Transmit

  TxCD     Transmit Combiner Driver

SpotLight Multibeam Antenna Platform                  Performance Specifications
================================================================================

2.   System Description

     [***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.   REGULATORY REQUIREMENTS
     This section specifies requirements which are set primarily by local and/or national governing bodies, consortiums and standards committees.
     3.1 US
     The SpotLight system complies with appropriate US FCC regulations (includes both RF and EMI). Specifically, the SMAP shall comply with the regulations defined in CFR 47 part 22 and part 15.

     The SpotLight system is UL Listed.

                          EXHIBIT C: SOFTWARE LICENSE

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                      ST. PETERSBURG TELECOM ("CUSTOMER")



                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com


--------------------------------------------------------------------------------

 This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law.  This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without
                              Metawave's consent.

                  1998, Metawave  Communications  Corporation
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

                                    12/5/97

                               Table of Contents

 1.  Scope................................................. 3

 2.  Licensing Grant....................................... 3

 3.  Limitations On Use Of Software........................ 3

 4.  Right To Copy, Protection And Security................ 4

 5.  Remedies.............................................. 4

 6.  Term.................................................. 5

 7.  Termination........................................... 5

 8.  Right Of The Parties.................................. 5

 9.  Limitations On Software............................... 6

10.  Entire Understanding..................................

                                                                Software License
================================================================================

                               SOFTWARE LICENSE

For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Purchase Agreement to which this document is Exhibit C and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

1.   SCOPE

Pursuant to the above-identified Agreement, Software will be delivered by Seller to Customer for use with the Products according to the terms of the Agreement and this Exhibit. Customer shall then become a licensee with respect to such Software.

2.   LICENSING GRANT

     2.1 CONCURRENT WITH EXECUTION OF THE AGREEMENT, SELLER GRANTS TO CUSTOMER A REVOCABLE, NON-EXCLUSIVE AND NON-TRANSFERABLE LICENSE UNDER SELLER'S APPLICABLE PROPRIETARY RIGHTS TO USE SOFTWARE DELIVERED TO CUSTOMER HEREUNDER IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH HEREIN.

     2.2 CUSTOMER AGREES TO PAY THE LICENSING FEES FOR THE RIGHT TO USE THE SOFTWARE AND FEATURES AND FOR ANY SUPPORT THEREOF AS SET FORTH IN EXHIBIT A (PRICING) OR IN AN AMENDMENT THERETO. THE LICENSING FEE IS A ONE TIME FEE WHICH GRANTS THE CUSTOMER THE RIGHT TO USE THE VERSION OF SOFTWARE LICENSED FOR AS LONG AS THE CUSTOMER OWNS THE PRODUCT.

3.   LIMITATIONS ON USE OF SOFTWARE

     3.1 WITHOUT THE PRIOR WRITTEN CONSENT OF SELLER, CUSTOMER SHALL ONLY USE THE SOFTWARE IN CONJUNCTION WITH A SINGLE PRODUCT EXISTING WITHIN THE SITE SPECIFIED IN THE PO ("DESIGNATED PRODUCT").

     3.2 CUSTOMER MAY USE THE SOFTWARE TO ROUTINELY OPERATE AND MAINTAIN THE DESIGNATED PRODUCT. FOR PURPOSES OF THIS SUBSECTION, "MAINTAIN" SHALL BE CONSTRUED TO MEAN PERFORMING DIAGNOSTIC TESTING CONSISTENT WITH CUSTOMER'S OBLIGATION TO PROVIDE THE FIRST LEVEL OF MAINTENANCE. UNDER NO CONDITION SHALL THE SOFTWARE BE USED FOR ANY OTHER PURPOSE, INCLUDING, BUT NOT LIMITED TO, SUBSTITUTED PRODUCTS, OR PRODUCTS NOT OWNED BY CUSTOMER, OR PRODUCTS LOCATED AT A LOCATION OTHER THAN THE SITE SPECIFIED IN THE PO.

     3.3 THE LICENSE GRANTED TO CUSTOMER IN SECTION 2 IS PERSONAL AND MAY NOT BE TRANSFERRED TO ANOTHER PRODUCT OR SITE WITHOUT THE WRITTEN CONSENT OF SELLER.

     3.4 TO THE EXTENT SPECIFIED IN EXHIBIT A OR AN AMENDMENT THERETO AND PROVIDED CUSTOMER HAS PAID ANY APPLICABLE LICENSING FEES, CUSTOMER SHALL HAVE THE RIGHT TO USE FEATURES IN ACCORDANCE WITH THE TERMS OF THIS EXHIBIT. CUSTOMER ACKNOWLEDGES THAT THE SOFTWARE MAY CONTAIN THEREIN SEVERAL ADDITIONAL FEATURES WHICH ARE EACH COVERED BY SEPARATE LICENSING FEES. CUSTOMER AGREES NOT TO USE, AND THE LICENSE SPECIFICALLY DOES NOT EXTEND TO, SUCH ADDITIONAL FEATURES UNLESS THEY ARE SPECIFIED IN EXHIBIT A OR AN AMENDMENT THERETO AND PROVIDED CUSTOMER HAS PAID THE APPLICABLE LICENSING FEES FOR SUCH ADDITIONAL FEATURES.

     3.5 THE SOFTWARE IS SUBJECT TO LAWS PROTECTING TRADE SECRETS, KNOW-HOW, CONFIDENTIALITY AND COPYRIGHT.

     3.6 CUSTOMER SHALL NOT TRANSLATE, MODIFY, ADAPT, DECOMPILE, DISASSEMBLE, OR REVERSE ENGINEER THE SOFTWARE OR ANY PORTION THEREOF.

     3.7 UNLESS OTHERWISE EXPRESSLY AGREED BY SELLER, CUSTOMER SHALL NOT PERMIT ITS DIRECTORS, OFFICERS, EMPLOYEES OR ANY OTHER PERSON UNDER ITS DIRECT OR INDIRECT CONTROL, TO WRITE, DEVELOP, PRODUCE, SELL, OR LICENSE ANY SOFTWARE THAT PERFORMS THE SAME FUNCTIONS AS THE SOFTWARE BY MEANS DIRECTLY ATTRIBUTABLE TO ACCESS TO THE SOFTWARE (E.G. REVERSE ENGINEERING OR COPYING).

     3.8 CUSTOMER SHALL NOT EXPORT THE SOFTWARE FROM THE UNITED STATES WITHOUT THE WRITTEN PERMISSION OF SELLER. IF WRITTEN PERMISSION IS GRANTED FOR EXPORT OF THE SOFTWARE, THEN CUSTOMER SHALL COMPLY WITH ALL U.S. LAWS AND REGULATIONS FOR SUCH EXPORTS AND SHALL HOLD SELLER HARMLESS, INCLUDING LEGAL FEES AND EXPENSES FOR ANY VIOLATION OR ATTEMPTED VIOLATION OF THE U.S. EXPORT LAWS.

4.   RIGHT TO COPY, PROTECTION AND SECURITY

     4.1 SOFTWARE PROVIDED HEREUNDER MAY BE COPIED (FOR BACK-UP PURPOSES ONLY) IN WHOLE OR IN PART, IN PRINTED OR MACHINE-READABLE FORM FOR CUSTOMER'S INTERNAL USE ONLY, PROVIDED, HOWEVER, THAT NO MORE THAN TWO
          (2) PRINTED COPIES AND TWO (2) MACHINE-READABLE COPIES SHALL BE IN EXISTENCE AT ANY ONE TIME WITHOUT THE PRIOR WRITTEN CONSENT OF SELLER, OTHER THAN COPIES RESIDENT IN THE PRODUCTS.

     4.2 WITH REFERENCE TO ANY COPYRIGHT NOTICE OF SELLER ASSOCIATED WITH SOFTWARE, CUSTOMER AGREES TO INCLUDE THE SAME ON ALL COPIES IT MAKES IN WHOLE OR IN PART. SELLER'S COPYRIGHT NOTICE MAY APPEAR IN ANY OF SEVERAL FORMS, INCLUDING MACHINE-READABLE FORM. USE OF A COPYRIGHT NOTICE ON THE SOFTWARE DOES NOT IMPLY THAT SUCH HAS BEEN PUBLISHED OR OTHERWISE MADE GENERALLY AVAILABLE TO THE PUBLIC.

     4.3 CUSTOMER AGREES TO KEEP CONFIDENTIAL, IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT, AND NOT PROVIDE OR OTHERWISE MAKE AVAILABLE IN ANY FORM ANY SOFTWARE OR ITS CONTENTS, OR ANY PORTION THEREOF, OR ANY DOCUMENTATION PERTAINING TO THE SOFTWARE, TO ANY PERSON OTHER THAN EMPLOYEES OF CUSTOMER OR SELLER.

     4.4 SOFTWARE, INCLUDING FEATURES IS THE SOLE AND EXCLUSIVE PROPERTY OF SELLER AND NO TITLE OR OWNERSHIP RIGHTS TO THE SOFTWARE OR ANY OF ITS PARTS, INCLUDING DOCUMENTATION, IS TRANSFERRED TO CUSTOMER.

     4.5 CUSTOMER ACKNOWLEDGES THAT IT IS THE RESPONSIBILITY OF CUSTOMER TO TAKE ALL REASONABLE MEASURES TO SAFEGUARD SOFTWARE AND TO PREVENT ITS UNAUTHORIZED USE OR DUPLICATION.

5.   REMEDIES

Customer acknowledges that violation of the terms of this Exhibit or the Agreement shall cause Seller irreparable harm for which monetary damages may be inadequate, and Customer agrees that Seller may seek temporary or permanent injunctive relief without the need to prove actual harm in order to protect Seller's interests.

                                                                Software License
================================================================================

6.   TERM

Unless otherwise terminated pursuant to Section 7 herein, the term of the license granted pursuant to Section 2 herein shall be co-extensive with the term of any licensing and/or maintenance fees paid by Customer to Seller pursuant to Exhibit A or an Amendment thereto.

7.   TERMINATION

     7.1  THE LICENSE GRANTED HEREUNDER MAY BE TERMINATED BY CUSTOMER UPON ONE
          (1) MONTH'S PRIOR WRITTEN NOTICE.

     7.2 SELLER MAY TERMINATE THE LICENSE GRANTED HEREUNDER IF CUSTOMER IS IN DEFAULT OF ANY OF THE TERMS AND CONDITIONS OF THE AGREEMENT OR EXHIBITS, AND SUCH TERMINATION SHALL BE EFFECTIVE IF CUSTOMER FAILS TO CORRECT SUCH DEFAULT WITHIN TEN (10) DAYS AFTER WRITTEN NOTICE THEREOF BY SELLER. THE PROVISIONS OF SECTIONS 4 AND 5 HEREIN SHALL SURVIVE TERMINATION OF ANY SUCH LICENSE.

     7.3 WITHIN ONE (1) MONTH AFTER TERMINATION OF THE LICENSE GRANTED HEREUNDER, CUSTOMER SHALL FURNISH TO SELLER A DOCUMENT CERTIFYING THAT THROUGH ITS BEST EFFORTS AND TO THE BEST OF ITS KNOWLEDGE, THE ORIGINAL AND ALL COPIES IN WHOLE OR IN PART OF ALL SOFTWARE, IN ANY FORM, INCLUDING ANY COPY IN AN UPDATED WORK, HAVE BEEN RETURNED TO SELLER OR DESTROYED. WITH PRIOR WRITTEN CONSENT FROM SELLER, CUSTOMER MAY RETAIN ONE (1) COPY FOR ARCHIVAL PURPOSES ONLY.

8.   RIGHTS OF THE PARTIES

     8.1 NOTHING CONTAINED HEREIN SHALL BE DEEMED TO GRANT, EITHER DIRECTLY OR BY IMPLICATION, ESTOPPEL, OR OTHERWISE, ANY LICENSE UNDER ANY PATENTS OR PATENT APPLICATIONS OF SELLER; EXCEPT THAT CUSTOMER SHALL HAVE A NON-EXCLUSIVE, LICENSE UNDER SELLER'S PATENTS AND PATENT APPLICATIONS TO USE, IN SELLER-SUPPLIED EQUIPMENT ONLY, SOFTWARE SUPPLIED HEREUNDER, WHEN SUCH LICENSE IS IMPLIED OR OTHERWISE ARISES BY OPERATION OF LAW BY VIRTUE OF THE PURCHASE OF SUCH COPIES FROM SELLER.

     8.2 RIGHTS IN PROGRAMS OR OPERATING SYSTEMS OF THIRD PARTIES, IF ANY, ARE FURTHER LIMITED BY THEIR LICENSE AGREEMENTS WITH SUCH THIRD PARTIES, WHICH AGREEMENTS ARE HEREBY INCORPORATED BY REFERENCE THERETO AND MADE A PART HEREOF AS IF FULLY SET FORTH HEREIN. CUSTOMER AGREES TO ABIDE THEREBY.

     8.3 DURING THE TERM OF THE LICENSE GRANTED PURSUANT TO SECTION 2 HEREIN AND FOR A PERIOD OF ONE (1) YEAR AFTER EXPIRATION OR TERMINATION, SELLER, AND WHERE APPLICABLE, ITS LICENSOR(S), OR THEIR REPRESENTATIVES MAY, UPON PRIOR NOTICE TO CUSTOMER, A) INSPECT THE FILES, COMPUTER PROCESSORS, EQUIPMENT, FACILITIES AND PREMISES OF CUSTOMER DURING NORMAL WORKING HOURS TO VERIFY CUSTOMER'S COMPLIANCE WITH THIS AGREEMENT, AND B) WHILE CONDUCTING SUCH INSPECTION, COPY OR RETAIN ALL SOFTWARE, INCLUDING THE MEDIUM ON WHICH IT IS STORED AND ALL DOCUMENTATION THAT CUSTOMER MAY POSSESS IN VIOLATION OF THE LICENSE OR THE AGREEMENT.

     8.4 CUSTOMER ACKNOWLEDGES THAT THE PROVISIONS OF THIS EXHIBIT C ARE INTENDED TO INURE TO THE BENEFIT OF SELLER AND ITS LICENSORS AND THEIR RESPECTIVE SUCCESSORS IN INTEREST. CUSTOMER ACKNOWLEDGES THAT SELLER OR ITS LICENSORS HAVE THE RIGHT TO ENFORCE THESE PROVISIONS AGAINST CUSTOMER, WHETHER IN SELLER'S OR ITS LICESNSOR'S NAME.

                                                                Software License
================================================================================

9.   LIMITATIONS ON SOFTWARE

Customer understands that errors occur in Software and Seller makes no warranty that the Software will perform without error. Customer agrees that it is Customer's responsibility to select and test the Software to be sure it meets Customer's needs. Customer agrees to accept Software in its current condition. Seller agrees to repair any service effecting Software defect promptly per the warranty terms during the Warranty Period.

10.  ENTIRE UNDERSTANDING

Notwithstanding anything to the contrary in other agreements, purchase orders or order acknowledgments; the Agreement and this Exhibit C set forth the entire understanding and obligations regarding use of Software, implied or expressed.

                                                                Software License
================================================================================


[LOGO]

                           NON-DISCLOSURE AGREEMENT
                           ------------------------

     This Non-Disclosure Agreement ("NDA"), effective February 4th, 1998 ("Effective Date"), is by and between OJSC St. Petersburg Telecom ("Recipient") having a place of business at Nevsky Prospect 54 - 10, St. Petersburg 191011 Russia, and Metawave Communications Corporation ("Metawave") having a place of business at 8700 148th Ave. NE, Redmond, WA 98052 U.S.A.

1. The purpose of this NDA is to allow each party to obtain from the other certain technical and business information related to wireless systems under terms that will protect the confidential and proprietary nature of such information.

2. As used in this NDA, "Confidential Information" shall mean any and all technical or business information furnished, in whatever form or medium, or disclosed by one party to the other including, but not limited to, product/service specifications, prototypes, computer programs, models, drawings, marketing plans, financial data, and personnel statistics, which are marked as confidential or proprietary by the disclosing party, or, for information which is orally disclosed, the disclosing party indicates to the other at the time of disclosure the confidential or proprietary nature of the information and confirms in writing to the receiving party within thirty (30) days after such disclosure that such information is confidential. Any technical or business information of a third person furnished or disclosed by one party to the other shall be deemed "Confidential Information" of the disclosing party unless otherwise specifically indicated in writing to the contrary.

3. Each party agrees to hold such Confidential Information in confidence for a period of three (3) years from the date of receipt of same unless otherwise agreed to in writing by the disclosing party, and that during such period each party will use such information solely for the purposes of this NDA unless otherwise allowed in this NDA or by written permission of the disclosing party. Each party agrees not to copy such Confidential Information of the other unless specifically authorized. Each party agrees that it shall not make disclosure of any such Confidential Information to anyone (including subcontractors) except employees of such party to whom disclosure is necessary for the purposes set forth above. Each party shall appropriately notify such employee that the disclosure is made in confidence and shall be kept in confidence in accordance to this NDA. Each party also agrees that it will make requests for Confidential Information of the other only if necessary to accomplish the purposes set forth in this NDA. The receiving party agrees that Confidential Information shall be handled with the same degree of care which the receiving party applies to its own Confidential Information but in no event less than reasonable care.

4. Each party agrees that in the event permission is granted by the other to copy such Confidential Information, each such copy shall contain and state the same confidential or proprietary notices or legends, if any, which appear on the original. Nothing herein shall be construed as granting to either party any right or license under any copyrights, inventions, or patents now or hereafter owned or controlled by the other party.

                                                                Software License
================================================================================

5. Upon termination of this NDA for any reason or upon request of the disclosing party, all Confidential Information, together with copies of same as may be authorized herein, shall be returned to the disclosing party or certified destroyed by the receiving party upon the request of the disclosing party. The requirements of use and confidentiality set forth herein shall survive the termination of this NDA.

6. The obligations imposed in this NDA shall not apply to any information that:

     (a) is already in the possession of or is independently developed by the receiving party; or

     (b) is or becomes publicly available through no fault of the receiving party; or

     (c) is obtained by the receiving party from a third person who is under no obligation of confidence to the party whose Confidential Information is disclosed; or

     (d)  is disclosed without restriction by the disclosing party.

7. Except for the obligations of use and confidentiality imposed in this NDA no obligation of any kind is assumed or implied against either party by virtue of the party's meetings or conversations with respect to whatever Confidential Information is exchanged. Each party further acknowledges that this NDA and any meetings and communications of the parties relating to the same subject matter shall not :

     (a) constitute an offer, request, or research, development or other contract with the other to work; engage in any

     (b) constitute an offer, request or contract involving a buyer-seller relationship, venture, teaming or partnership relationship between the parties; and

     (c) impair or restrict the parties' products or services, now or those offered by the NDA. right to make, procure or market in the future, which may be disclosing party, or which any competitive with are the subject matter of this

     The parties expressly agree that any money, expenses or losses expended or incurred by each party in preparation for, or as a result of this NDA or the parties meetings and communications, is at each party's sole cost and expense provided, however, that notwithstanding anything to the contrary in the NDA, neither party's rights shall be limited in law or equity to enforce the confidentiality and use obligations imposed under this NDA.

8. Without prior consent of the other party, neither party shall disclose to any third person the existence or purpose of this NDA, the terms or conditions hereof, the fact that discussions are taking place or that Confidential Information is being shared, except as may be required by law and then only after first notifying the other party of such required disclosure. The parties also agree that neither party shall use any trade name, service mark, or trademark of the other or refer to the other party in any promotional activity or material without first obtaining the prior written consent of the other party.

9. Neither this NDA nor any rights hereunder in whole or in part shall be assignable or otherwise transferable by either party and the obligations contained in this NDA

                                                                Software License
================================================================================

          shall survive and continue after termination of this NDA, provided, that either party may assign or transfer this NDA and rights hereunder to any current or future affiliates or successor company if such assignee agrees in writing to the terms and conditions herein.

10. The foregoing shall apply to any subsequent meetings or any communications between the parties relating to the same subject matter unless this NDA is modified in writing and such writing is signed by each party.

11. This NDA shall be governed and construed by the laws of the State of Delaware.

12. Each party shall comply with all applicable U.S. and foreign export control laws and regulations and shall not export or re-export any technical data or products except in compliance with the applicable export control laws and regulations of the U.S. and any foreign country.

13. Any notice to be given under this NDA by either party to the other, shall be in writing and shall be deemed given when sent by Certified mail. If either party changes its address during the term of this NDA, it shall so advise the other party in writing as provided in this NDA and any notice thereafter required to be given shall be sent by Certified mail to such new addresses.

14. In the event that this NDA is translated into any other language, the English version hereof shall take precedence and govern.

15. This NDA, together with any and all exhibits incorporated herein, constitutes the entire NDA between the parties with respect to the subject matter of this NDA. No provision of this NDA shall be deemed waived, amended, or modified by either party, unless such waiver, amendment or modification is made in writing and signed by both parties. This NDA supersedes all previous NDAs between Metawave and Recipient relating to the subject matter in this NDA.


IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to sign this NDA as of the Effective Date.


METAWAVE COMMUNICATIONS CORP.                OJSC ST. PETERSBURG TELECOM

Signature: _______________________           Signature: ________________________

Print Name: Kathy Surace-Smith               Print Name: _______________________

Title: General Counsel                       Title: ____________________________

                    EXHIBIT E: PRODUCT MAINTENANCE PROGRAM

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                      ST. PETERSBURG TELECOM ("CUSTOMER")







                      Metawave Communications Corporation
                            8700 148/th/ Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com



--------------------------------------------------------------------------------

 This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes;
no other use or disclosure can be made by Customer without Metawave's consent.

                 (C)1998, METAWAVE COMMUNICATIONS  CORPORATION
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

                                                     Product Maintenance Program
================================================================================

                          Product Maintenance Program
                               TABLE OF CONTENTS

1.   Introduction......................................................... 3
2.   Hardware Maintenance Program......................................... 3
3.   Software Maintenance Program......................................... 4

                                    ANNEX A

   A.  Metawave Customer Support Center................................... 7
   B.  Return Material Authorization (RMA)................................ 7
   C.  Return Address..................................................... 7
   D.  Packing Instructions............................................... 7
   E.  Purchase Orders.................................................... 7
   F.  Pricing and Invoicing.............................................. 8
   G.  Emergency Expedite Service......................................... 8
   H.  Loaner and Pre-exchange Orders..................................... 9
   I.  Freight............................................................ 9
   J.  Duties and Taxes................................................... 9
   K.  Non-compliance..................................................... 9
   L.  Conflicting Terms.................................................. 9

                                                     Product Maintenance Program
================================================================================


                      METAWAVE COMMUNICATIONS CORPORATION

                          PRODUCT MAINTENANCE PROGRAM


1.   INTRODUCTION

Seller's product maintenance program includes both a Hardware Maintenance Program (HMP) and a Software Maintenance Program (SMP). This document describes each of the two programs.

2.   HARDWARE MAINTENANCE PROGRAM

The following details Seller's Hardware Maintenance Program ("HMP"). For each Product purchased, the HMP is included at no charge during the initial period described in Section 2.1.1.
     2.1  Term
          2.1.1 DURING THE WARRANTY PERIOD (AS DEFINED IN SECTION 5 OF THE AGREEMENT) THE HMP IS INCLUDED IN THE PURCHASE PRICE OF EACH SPOTLIGHT UNIT PURCHASED. THEREAFTER, HARDWARE REPAIR SERVICES WILL BE PROVIDED BY SELLER TO CUSTOMER ON A TIME AND MATERIAL BASIS FOR A PERIOD OF [***] FROM THE DATE OF PRODUCT PURCHASE, UNLESS CUSTOMER ELECTS TO PURCHASE AN HMP AT THE FEES SET FORTH IN EXHIBIT A. SUCH HMP CAN ONLY BE PURCHASED DURING THE TERM OF THIS AGREEMENT.
     2.2  Seller shall:
          2.2.1 IN THE EVENT A DEFECT OCCURS, EITHER (I) REPAIR THE DEFECTIVE HARDWARE OR (II) REPLACE SAID HARDWARE WITH NEW OR REFURBISHED PRODUCT. ANY ITEM REPLACED WILL BE DEEMED TO BE ON AN EXCHANGE BASIS, AND ANY ITEM RETAINED BY SELLER THROUGH REPLACEMENT WILL
          2.2.2 [***] OF RECEIPT OF A DEFECTIVE FIELD REPLACEABLE UNIT (FRU) FROM CUSTOMER, SHIP THE REPLACEMENT FRU TO CUSTOMER, OR WITHIN [***] OF RECEIPT OF A DEFECTIVE FRU FROM CUSTOMER, SHIP A REPAIRED FRU TO CUSTOMER. EQUIPMENT NOT MANUFACTURED BY SELLER WILL BE REPAIRED OR REPLACED AS PROMPTLY AS ARRANGEMENTS WITH THE MANUFACTURERS OR VENDORS THEREOF PERMIT.
          2.2.3 ISSUE A RETURN MATERIAL AUTHORIZATION ("RMA") NUMBER TO CUSTOMER PRIOR TO CUSTOMER'S RETURN OF THE DEFECTIVE BOARD.
          2.2.4 PAY ALL TRANSPORTATION CHARGES FOR THE RETURN OF THE REPAIRED OR REPLACEMENT FRU TO CUSTOMER.
          2.2.5 PROVIDE TECHNICAL SUPPORT DURING BUSINESS HOURS, 8:00 A.M. TO 5:00 P.M. PACIFIC STANDARD TIME, MONDAY THROUGH FRIDAY AND PROVIDE PAGER SERVICE AFTER HOURS, WEEKENDS AND HOLIDAYS WITH A RESPONSE TIME OF WITHIN ONE HOUR.
     2.3  Customer shall:
          2.3.1 CONTACT SELLER VIA TELEPHONE, EMAIL OR FAX TO OBTAIN AN RMA PRIOR TO RETURNING A DEFECTIVE FRU.


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     Product Maintenance Program
================================================================================


          2.3.2 PACKAGE FIELD REPLACEABLE UNIT IN A MANNER TO PREVENT DAMAGE DURING SHIPMENT. IDENTIFY RMA NUMBER ON OUTSIDE OF PACKAGE.
          2.3.3 PACKAGE THE EQUIPMENT BEING RETURNED IN A MANNER NO LESS PROTECTIVE TO SUCH EQUIPMENT THAN THE MANNER IN WHICH EQUIPMENT IS PACKAGED BY SELLER.
          2.3.4 SHIP THE DEFECTIVE FRU TO AN AUTHORIZED SELLER SERVICE CENTER DESIGNATED BY SELLER.
          2.3.5 PAY ALL COSTS OF TRANSPORTATION FOR SENDING THE DEFECTIVE FRU TO SELLER.
          2.3.6 IF SELLER HAS SHIPPED A FRU IN ADVANCE OF THE CUSTOMER RETURNING THE DEFECTIVE FRU TO SELLER, CUSTOMER AGREES TO INSURE AND PROVIDE CONFIRMATION OF SHIPMENT OF SUCH DEFECTIVE FRU, FREIGHT PREPAID, TO SELLER AT THE AFOREMENTIONED ADDRESS WITHIN 5 DAYS OF SHIPMENT FROM SELLER OF THE FRU. CUSTOMER AGREES TO PROMPTLY PAY SELLER'S INVOICE FOR THE THEN CURRENT PRICE OF THE FRU SHIPPED TO CUSTOMER IF THE DEFECTIVE FRU IS NOT RETURNED WITHIN THE SPECIFIED 5 DAY PERIOD.
          2.3.7 BE RESPONSIBLE FOR THE INITIAL IDENTIFICATION OF PRODUCT PROBLEMS DOWN TO THE FRU LEVEL AND FOR THE REMOVAL, REPLACEMENT AND SHIPMENT OF THE MALFUNCTIONING FRU, PACKED IN A MANNER TO PREVENT DAMAGE TO FRU.
     2.4  On-Site Repair
       On-Site Repair can be performed at an additional charge. Such charge will be quoted to Customer and agreed upon in writing before dispatch of personnel.
     2.5  Service Limitations
          2.5.1 SELLER SHALL HAVE NO RESPONSIBILITY TO REPAIR OR REPLACE BOARDS WHICH HAVE BEEN REPAIRED IN AN UNAUTHORIZED MANNER OR WHICH HAVE HAD THE BARCODE, SERIAL NUMBER, OR OTHER IDENTIFYING MARK MODIFIED, REMOVED OR OBLITERATED THROUGH ACTION OR INACTION OF CUSTOMER.
          2.5.2 IN THE EVENT THAT CUSTOMER SENDS A FRU TO SELLER WHICH HAVE NO DEFECTS OR FAILURES, SELLER MAY INVOICE CUSTOMER AT THE THEN CURRENT FEE FOR THE SERVICES RENDERED DURING THE EVALUATION PROCESS PROVIDED THAT SELLER'S TECHNICAL SUPPORT HAS NOT INSTRUCTED CUSTOMER IN WRITING THAT THE FRU BE REPLACED.
3.   SOFTWARE MAINTENANCE PROGRAM
The following details Seller's Software Maintenance Program ("SMP"). Annual SMP fees are shown on Exhibit A or an Amendment thereto. SMP is included in the Purchase Price of each SpotLight unit purchased for the Initial Term (Section
3.2.1 describes the Initial Term).
     3.1  Definitions
   Terms which are capitalized have the meanings set forth below or, absent definition herein, as contained in the Purchase Agreement.

          Certification  the approval by Seller that Customer's current Software is in acceptable condition for coverage under SMP.

          Feature        an innovation or performance improvement to Software
                              that is made available to all users of the current Software release. Features are licensed to Customer individually and may be at additional cost.

                                                     Product Maintenance Program
================================================================================


          Firmware       Software in object-code form that is implanted/imbedded
                              in hardware.

          Major Release  indicates a new version of Software that adds new
                              Features (excluding Optional Features) or major enhancements to the currently existing release of Software.

          Point Release  indicates a modification to Software resulting from planned revisions to the current release, or corrections and/or fixes to the current release of Software.

          Rehosting      the integration of Special Project (SP) Software into
                              Customer's current release of Software.

          Software       the object-code computer programs, licensed by Seller
                              for use solely in conjunction with Seller's
                              Products, which enables a Seller Product to perform its functions in accordance with the specifications set forth in Exhibit B (Performance Specifications). Software includes Major Releases, Point Releases and, if applicable, Features made available to Customer under SMP.

          Software Patch Software that corrects or removes a reproducible anomaly or "bug" in an existing Major Release.

          SP Software    a Software Feature developed by Seller pursuant to a
                              specific Customer request or Customer funding of accelerated development of a planned Software Feature.

     3.2  Term
          3.2.1 THE INITIAL TERM OF SMP IS [***] FROM THE DATE OF EXECUTION OF THE CERTIFICATE OF FINAL ACCEPTANCE FOR EACH PRODUCT ("INITIAL TERM"). THEREAFTER, SMP IS PROVIDED BY SELLER TO CUSTOMER PURSUANT TO THE TERMS HEREIN AND IS INCLUDED IN THE SMP ANNUAL FEE SET FORTH IN EXHIBIT A FOR A PERIOD OF [***]. ANY SOFTWARE PROVIDED TO CUSTOMER DURING THE TERM OF THE SMP WILL BE PROVIDED PURSUANT TO SELLER'S SOFTWARE LICENSE AS SET FORTH IN THE SOFTWARE LICENSE EXHIBIT OF THE PURCHASE AGREEMENT.

     3.3  Scope
          3.3.1 DURING THE TERM OF SMP, ALL MAJOR RELEASES, POINT RELEASES, SOFTWARE PATCHES AND STANDARD FEATURES MADE GENERALLY AVAILABLE BY SELLER SHALL BE AVAILABLE TO CUSTOMER AT NO ADDITIONAL CHARGE. CUSTOMER SHALL INSTALL SUCH SOFTWARE PROMPTLY UPON RECEIPT.

          3.3.2 OPTIONAL FEATURES AND CERTAIN SIGNIFICANT ENHANCEMENTS SHALL BE AVAILABLE AT AN ADDITIONAL CHARGE. OPTIONAL FEATURES SHALL BE CARRIED FORWARD FROM RELEASE TO RELEASE AND NEW RELEASES MAY INCLUDE FIXES AND ENHANCEMENTS TO OPTIONAL FEATURES.

          3.3.3 CERTAIN OPTIONAL FEATURES SHALL BE SOLD ON A PER-PLATFORM BASIS AND MAY HAVE PRICE LEVELS THAT REFLECT PLATFORM CAPACITY.

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     Product Maintenance Program
================================================================================

         3.3.4 SELLER SHALL ALSO, AT SELLER'S THEN CURRENT PRICE, REHOST CUSTOMER'S SP SOFTWARE INTO CUSTOMER'S CURRENT RELEASE OF SOFTWARE. SUCH REHOSTED SP SOFTWARE IS THEREAFTER PART OF CUSTOMER'S SOFTWARE FOR THAT RELEASE.
         3.3.5 CUSTOMER WILL BE RESPONSIBLE FOR THE FIRST LEVEL OF MAINTENANCE, INCLUDING BUT NOT LIMITED TO PROBLEM IDENTIFICATION OF REPRODUCIBLE SOFTWARE MALFUNCTIONS. IN THE EVENT OF ANY SUCH SOFTWARE MALFUNCTION, CUSTOMER SHALL NOTIFY SELLER PROMPTLY OF THE FAILURE THROUGH CALLING SELLER'S CUSTOMER SUPPORT.
         3.3.6 SELLER SHALL PROVIDE, AT A SELLER AUTHORIZED REPAIR DEPOT, SUCH SERVICE AS IS NECESSARY TO CORRECT SOFTWARE DEFECTS IN ACCORDANCE WITH THE APPLICABLE DOCUMENTATION PROVIDED BY SELLER AS SOON AS IS POSSIBLE AND ON A PRIORITY BASIS ACCORDING TO THE SEVERITY OF THE PROBLEM.
         3.3.7 SELLER SHALL PROVIDE TECHNICAL SUPPORT 24-HOUR A DAY, 7 DAYS A WEEK. ADDITIONALLY, SELLER SHALL PROVIDE TELEPHONE ASSISTANCE AND GUIDANCE DURING THE INSTALLATION OF NEW SOFTWARE.
         3.3.8 SELLER SHALL SUPPORT THE CURRENT MAJOR RELEASE AS WELL AS THE TWO IMMEDIATELY PRECEDING MAJOR RELEASES.
         3.3.9 SELLER SHALL HAVE NO OBLIGATION TO SUPPORT ANY SOFTWARE WHICH IS OLDER THAN THE TWO IMMEDIATELY PRECEDING MAJOR RELEASES. HOWEVER, ANY SUPPORT PROVIDED BY SELLER FOR SOFTWARE OLDER THAN THE IMMEDIATELY PRECEDING MAJOR RELEASE SHALL BE ON A TIME AND MATERIAL BASIS. AN OPEN PURCHASE ORDER WILL BE REQUIRED BEFORE ANY SUCH SERVICES ARE RENDERED.

                                                     Product Maintenance Program
================================================================================


                 ANNEX A: PROCEDURES FOR METAWAVE'S HARDWARE
                              MAINTENANCE PROGRAM

     A.   METAWAVE'S CUSTOMER SUPPORT CENTER

               Services Center: ( 8:00 a.m.- 5:00 p.m. PST, Monday through Friday) after hours, weekends, and holidays via pager. Customer Support is available 365 days per year.

               Domestic phone:  888-642-2455
               International phone: 425-702-6550

     B.   RETURN MATERIAL AUTHORIZATION (RMA):

               The Customer must contact the Customer Support Center via telephone, e-mail or fax to obtain a Return Material Authorization (RMA) number. Seller may return shipments without a RMA number to the Customer unrepaired and at Customer's cost.

               The RMA number must be written on the outside of the package.

               A RMA number will not be issued until a purchase order is provided for the repair price for those items not covered under warranty.

     C.   Return Address:

               All Field Replaceable Units (FRUs) must be shipped to:

               Metawave Communications Corporation
               8700 148/th/ Avenue NE
               Redmond, WA 98052 USA

     D.   PACKING INSTRUCTIONS:

               Customer must pack all returned equipment (including loaners and pre-exchange equipment) in a manner no less protective to such equipment than the manner in which Seller packages similar equipment.

     E.   Purchase Orders:

     Purchase orders are required in the following instances:

               1.   When the Customer requests Emergency Expedite Service for
                         out of warranty equipment.

               2.   When the Customer returns out of warranty equipment for
                         repair.

               3.   When Seller sends loaner or pre-exchange equipment to the
                         Customer prior to the defective board being received at Seller and the equipment is out of warranty.

                         Note: The purchase order will only be invoiced against if the Customer FRU to be exchanged for the loaner or the pre-exchange equipment is not returned

                                                     Product Maintenance Program
================================================================================

                    within 5 days (19 days for international Customers) after the date Seller has shipped the repaired or replacement FRUs to Customer.

               Under these circumstances, a facsimile copy of the purchase order may be transmitted to be followed up by a confirming hard copy in the mail. The terms and conditions of the Purchase Agreement between Seller and the Customer shall prevail notwithstanding any variance with the terms and conditions of any purchase orders submitted by Customer.

     F.   PRICING AND INVOICING:

               In Warranty Emergency Expedite Request:
               ---------------------------------------
               Seller does not charge an Emergency Expedite Fee for equipment covered under original warranty or covered by the Hardware Maintenance Program.

               Out of Warranty Emergency Expedite Request:
               ------------------------------------------
               Seller charges an Emergency Expedite Fee of [***] per FRU (plus the standard Out of Warranty Repair rates shown below) plus freight for emergency service for equipment not covered under HMP.

               In Warranty Repair:
               ------------------
               Seller does not charge for the repair or return shipment of equipment that is covered under original warranty.

               Out of Warranty Repair:
               ----------------------
               All out of warranty repairs will be calculated on a time and materials basis at [***]. If the estimated cost to repair the defective FRU exceeds 50% of the price of a new unit, Seller will call Customer to inform them prior to repairing defective unit.

               Testing Fees:
               ------------
               Seller charges a testing fee [***] per FRU when the Customer requests loaner Seller equipment in support of out of warranty equipment.

               Invoices:
               --------
               Invoices are payable in accordance with the terms of the Purchase Agreement between Seller and Customer.

     G.   EMERGENCY EXPEDITE SERVICE:

               Within 24 hours of notification from Customer of an Emergency, Seller will ship a replacement Field Replaceable Unit. Customer must either provide Seller with a new Purchase order (a facsimile copy of the purchase order may be transmitted to be followed up by a confirming hard copy in the mail) or have already provided Seller with a blanket Purchase Order if an out of warranty item
               (s). An "Emergency" will constitute at least one sector losing more than 50% of its nominal capacity.

               Emergency service Monday through Friday 8:00 a.m. to 5:00 p.m. PST will be handled by the Seller's Customer Support Center who can be reached at 888-642-2455 domestically or 425-702-6550 internationally.

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     Product Maintenance Program
================================================================================

               After Hours, weekends and holidays via pager with a response-time of within one hour.

     H.   LOANER AND PRE-EXCHANGE ORDERS:

               Customer may request loaner equipment that may be used while Customer's equipment is being repaired. Loaners are Supplied at no cost to the Customer when equipment is covered by warranty. Seller charges a testing fee when the Customer requests loaner Seller equipment in Support of out of warranty equipment. Customer must ship defective equipment within 30 days of the date of Seller's shipment of loaner equipment to Customer and ship loaner equipment within 30 days of the date of Seller's shipment of the repaired equipment to Customer.

     I.   FREIGHT:

               In Warranty:
               ------------
               Customer shall ship the equipment to Seller on a prepaid basis and Seller will return the equipment to the Customer on a prepaid basis, not billing Customer for freight.

               Out of Warranty:
               ---------------
               Customer shall ship the FRU to Seller for repair on a prepaid basis and Seller will prepay and invoice the Customer for return freight.

     J.   DUTIES AND TAXES:

               All duties, customs clearance fees and any and all taxes will be the responsibility of the Customer.

     K.   NON-COMPLIANCE:

               Failure to comply with any of the procedures may result in delay or non-delivery of the equipment.

     L.   CONFLICTING TERMS:

               In the event that the terms contained herein conflict with the terms of the Purchase Agreement between Seller and Customer, the terms of the Purchase Agreement shall govern.

                  EXHIBIT F: ACCEPTANCE TEST PROCEDURE (ATP)

                (for the SpotLight Multibeam Antenna Platform)

                               TO THE AGREEMENT

                                    BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                      ST. PETERSBURG TELECOM ("CUSTOMER")



                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com



--------------------------------------------------------------------------------

  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                (C)1998, METAWAVE  COMMUNICATIONS  CORPORATION

--------------------------------------------------------------------------------

SpotLight Multibeam Antenna Platform                   Acceptance Test Procedure
================================================================================

                               TABLE OF CONTENTS

1. Introduction.............................................................  3
2. Acceptance Tests.........................................................  3

   2.1. LampLighter Installation Test.......................................  4
   2.2. System Configuration Test...........................................  5
   2.3. Transmit Effective Radiated Power (Tx ERP) Test.....................  6
   2.4. Receive Sensitivity Test............................................  8
   2.5. Alarm Functionality Test............................................  9
   2.6. Call Processing Test................................................ 11

SpotLight Multibeam Antenna Platform                   Acceptance Test Procedure
================================================================================


                     SPOTLIGHT ACCEPTANCE TEST PROCEDURE

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     [***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Spotlight Multibeam Antenna Platform                  Acceptance Test Procedure
================================================================================


                                     [***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                       EXHIBIT G: RESPONSIBILITY MATRIX

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                      ST. PETERSBURG TELECOM ("CUSTOMER")





                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com


--------------------------------------------------------------------------------

  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.
  1998, Metawave Communications  Corporation

                 (C) 1998, METAWAVE COMMUNICATIONS CORPORATION
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

                                     [***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          EXHIBIT H: PROJECT SCHEDULE

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                      ST. PETERSBURG TELECOM ("CUSTOMER")





                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com


--------------------------------------------------------------------------------

  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent. 1997, Metawave Communications Corporation

                 (C)1997, METAWAVE COMMUNICATIONS CORPORATION
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

                                                     Product Maintenance Program
================================================================================


                               PROJECT SCHEDULE

  METAWAVE SHALL USE REASONABLE EFFORTS TO ACCELERATE THE ATTACHED SCHEDULE. PERFORMANCE OF THE ATTACHED SCHEDULE IS SUBJECT TO THE TERMS AND CONDITIONS
                     OF THE AGREEMENT BETWEEN THE PARTIES.


                            [No Schedule Attached]